Accrued Insurance	12 Months Ended
Sep. 30, 2017
Insurance [Abstract]
Accrued Insurance

8. Accrued Insurance.

The Company has established an accrued liability for the estimated cost in connection with its portion of its risk and health insurance losses incurred and reported. Payments made under a captive agreement for each year’s risk loss fund are scheduled in advance using actuarial methodology. Captive insurance assets available to us to settle risk insurance liabilities are not reported on our balance sheet as we do not control or consolidate the captive.

The accrued insurance liability at September 30 is summarized as follows (in thousands):

	2017	2016
Accrued insurance, current portion	$558	700
Prepaid insurance claims	(501)	—
Accrued insurance, non-current	193	184
Total accrued insurance	$250	884
Captive agreement assets	4,506	3,669
Gross accrued insurance	$4,756	4,553